NATIONWIDE MUTUAL FUNDS
Nationwide International Value Fund
Nationwide U.S. Small Cap Value Fund

Prospectus Supplement dated June 22, 2009
to the Prospectus dated March 2, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the paragraph under the section entitled “Portfolio Management” relating to the Nationwide International Value Fund on page 11 has been restated in its entirety as follows:

Nationwide International Value Fund
The Nationwide International Value Fund is managed by AllianceBernstein’s Global Value Investment Policy Group, which includes Sharon E. Fay, Eric Franco, Kevin F. Simms and Henry S. D’Auria. Ms. Fay has been Executive Vice President and Chief Investment Officer of the Bernstein Value Equities Unit since June 2003, and of U.K. and European Value Equities since prior to 2002. She has chaired the Global, European and U.K. Value Investment Policy Groups since prior to 2002. Mr. Franco has been a senior portfolio manager for international and global value equities at AllianceBernstein since 1998. His efforts focus on the firm’s quantitative and risk-control strategies within value equities. Mr. Simms is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2002, and Co-Chief Investment Officer of International Value Equities since 2003. He is also Director of Research for International Value and Global Value Equities since prior to 2002. Mr. D’Auria is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2002, Chief Investment Officer of Emerging Markets Value Equities since 2002 and Co-Chief Investment Officer of International Value Equities since 2003.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUNDS’ PROSPECTUS FOR FUTURE REFERENCE.